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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



   We hereby consent to the inclusion in the LIBERTY BANCSHARES, INC. registration statement on Form S-4 of our report dated February 27, 1998, with respect to LIBERTY BANCSHARES, INC.'S financial statements for the years ended December 31, 1997 and 1996, and for the 65 day period ended December 31, 1995. We also consent to the reference to our firm under the heading "EXPERTS" in such registration statement.





Springfield, Missouri
July 8, 1998